UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 300, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed on April 21, 2017, Abel Avellan delivered notice on April 18, 2017 of his voluntary resignation as the President & Chief Strategy Officer of Global Eagle Entertainment Inc. (the “Company” or “we”), effective on the date of that notice. In connection with Mr. Avellan’s resignation, the Company and Mr. Avellan have entered into a Consulting Agreement dated April 19, 2017 (the “Consulting Agreement”).

Under the Consulting Agreement, the Company will pay Mr. Avellan a fee of $15,000 per month (prorated for any partial month) for his consulting services, with Mr. Avellan dedicating 50% of his working hours to providing these services to the Company during the term of the Consulting Agreement. That term commenced on April 19, 2017 and continues for automatically renewing one-year term(s), but the Company or Mr. Avellan may elect to terminate the Consulting Agreement earlier for any reason upon 15 days’ written notice. We refer to the period during which Mr. Avellan renders these services as the “Consulting Period.” Mr. Avellan’s consulting services will constitute “employment,” “continuous employment” and “continued employment” for vesting purposes for any unvested equity of the Company that he held on his employment resignation date, such that vesting thereon will continue for the duration of the Consulting Period as if Mr. Avellan had remained an employee of the Company during that period.

We qualify the foregoing summary of the Consulting Agreement by reference to the full text of the Consulting Agreement, a copy of which we have filed as Exhibit 10.1 hereto and incorporate by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

Dated: April 24, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Consulting Agreement, dated April 19, 2017, between the Company and Abel Avellan.

4